UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                          FORM 8-K

                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange
                         Act of 1934



Date of Report:         February 24, 2005
                (Date of earliest event reported)



                    Allen Organ Company
   (Exact name of registrant as specified in its charter)


      Pennsylvania                0-275             23-1263194
(State or other jurisdiction   (Commission        (IRS Employer
   of incorporation)           File Number)     Identification No.)


150 Locust Street, P.O. Box 36, Macungie, Pennsylvania  18062-0036
  (Address of principal executive offices)              (Zip Code)


                            610-966-2200
          (Registrants telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]Written communications pursuant to Rule 425 under the
    Securities Act (17 CFR 230.425)
[  ]Soliciting material pursuant to Rule 14a-12 under the
    Exchange Act (17 CFR 240.14a-12)
[  ]Pre-commencement communications pursuant to Rule 14d-
    2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]Pre-commencement communications pursuant to Rule 13e-
    4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 24, 2005, Allen Organ Company issued a press release announcing its financial results for the quarter and year ended December 31, 2004. A copy of the Press Release is attached as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits

  (c)    Exhibits
          99.1 - Press Release dated February 24, 2005, announcing financial results of Allen Organ
          Company for the quarter and year ended December
          31, 2004.

                         Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ALLEN ORGAN COMPANY

Date:   February 24, 2005           /s/ STEVEN MARKOWITZ
                                   Steven Markowitz, President